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                          PRUDENTIAL INDEX SERIES FUND
                          Prudential Stock Index Fund
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                       Supplement dated October 29, 2001
                       Prospectus dated December 5, 2000

The following information supplements the Prospectus.

'Risk/Return Summary--Fees and Expenses' page 4

The information about Class A shares in the Shareholder Fees chart and the Example is replaced with the information below, reflecting a new minimum purchase amount for most investors in Class A shares of $100,000, with a maximum initial sales charge of 3.25%.

Shareholder Fees(1) (paid directly from your investment)

                                                        Class A
                                                        --------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                      3.25%

Maximum deferred sales charge (load) (as a
percentage of the lower of original purchase price
or sale proceeds)                                         None

Maximum sales charge (load) imposed on reinvested
dividend and other distributions                          None

Redemption fees                                           None

Exchange fee                                              None


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(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

Example

This example will help you compare the fees and expenses of the Fund's Class A shares and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time period indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Manager's agreement to subsidize expenses (which continues through September 30, 2002) and the Distributor's reduction of distribution and service (12b-1) fees for Class A shares

MF174C1

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during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                    1 YR     3 YRS     5 YRS     10 YRS
                   ------    ------    ------    -------
Class A shares     $  389    $  645    $  920    $ 1,705


You would pay the following expenses on the same investment if you did not sell your shares.

                    1 YR     3 YRS     5 YRS     10 YRS
                   ------    ------    ------    -------
Class A shares     $  389    $  645    $  920    $ 1,705


'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2:
Choose a Share Class--Share Class Comparison' page 20

The information about Class A shares in the Share Class Comparison chart and footnotes on page 20 is replaced with the information below. As described under 'Qualifying for Class A Shares--Other Types of Investors,' the minimum investment requirement remains $10,000 for certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreements with the Distributor.

                                                       Class A
                                                ---------------------
Minimum purchase amount                         $100,000(1)

Minimum amount for subsequent purchases         $100

Maximum initial sales charge                    3.25%

Contingent Deferred Sales Charge (CDSC)         None

Annual distribution and service (12b-1)         .30 of 1%
fees shown as a percentage of average net       (.25 of 1% currently)
assets(2)


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(1) The minimum investment requirement is $10,000 for investors listed under
    'Qualifying for Class A Shares--Other Types of Investors.'

(2) These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). For the fiscal year ending September 30, 2002, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

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'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2:
Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge'

The information below is new.

Increase the Amount of Your Investment. You can reduce Class A's sales charges by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                     Sales Charge as      Sales Charge as
                            %                    %
    Amount of          of Offering           of Amount              Dealer
    Purchase              Price               Invested           Reallowance
-----------------    ----------------     ----------------     ----------------
$100,000 to
$249,999                    3.25%                3.36%                3.00%

$250,000 to
$499,999                    2.50%                2.56%                2.40%

$500,000 to
$999,999                    2.00%                2.04%                1.90%

$1 million and
above*                      None                 None                 None


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* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z or Class I shares.